UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 15, 2023 (December 11, 2023)

IX ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40878	98-1586922
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

53 Davies Street, London, W1K 5JH

United Kingdom

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code +44 (0) (203) 908-0450

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of Class A ordinary share, par value $0.0001 per share, and one-half of one redeemable warrant	IXAQU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	IXAQ	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	IXAQW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

As previously disclosed in the Definitive Proxy Statement on Schedule 14A filed by IX Acquisition Corp., a Cayman Islands exempted company (the “Company”) with the U.S. Securities and Exchange Commission (the “SEC”) on November 24, 2023, and as supplemented on December 6, 2023, the Company held an extraordinary general meeting of shareholders in lieu of an annual general meeting of shareholders on December 11, 2023 (the “Meeting”). The (i) final prospectus filed with the SEC by the the Company on October 8, 2021 (File No. 333-2592567) in connection with the Company’s initial public offering that was consummated on October 12, 2021 (the “IPO”) and (ii) Company’s amended and restated memorandum and articles of association (as amended and currently in effect, the “Memorandum and Articles of Association”) provided that the Company initially had until April 12, 2023 (the date that was 18 months after the consummation of the IPO) to to complete a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”, and such period, the “Combination Period”). On April 10, 2023, the Company’s shareholders approved an amendment to the Memorandum and Articles of Association to extend the end of the Combination Period from April 12, 2023 to May 12, 2023, and to allow the Company, without another shareholder vote, by resolution of the Company’s board of directors (the “Board”), to elect to further extend the end of the Combination Period in one-month increments up to eleven additional times, or up to twelve months total, up to April 12, 2024 (the “First Extension”).

At the Meeting, the Second Extension Amendment Proposal to further amend the Memorandum and Articles of Association (the “Second Extension Amendment”) was approved. Under the law of the Cayman Islands, upon approval of the Second Extension Amendment Proposal by the affirmative vote of at least two-thirds (2/3) of the shareholders entitled to vote, who attended and voted at the Meeting (including those who voted online), the Second Extension Amendment became effective. The Company filed the Second Extension Amendment with the Cayman Islands Registrar of Companies on December 12, 2023.

The Meeting was held, in part, to satisfy the annual meeting requirement pursuant to Listing Rule 5620(a) (the “Rule”) of The Nasdaq Stock Market LLC. Pursuant to the Rule, the Company was required to hold its first annual meeting of shareholders on or prior to December 31, 2023. Because the Meeting did not technically constitute an “annual general meeting” under Cayman Islands law, the terms of the Company’s Class I directors did not expire at the Meeting.

The foregoing description of the Second Extension Amendment is qualified in its entirety by reference to the Second Extension Amendment, a copy of which is filed hereto as Exhibit 3.1 and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Meeting, the Company’s shareholders were presented with a proposal to approve, by way of special resolution, the Second Extension Amendment to give the Board the right to extend the date by which the Company must consummate a Business Combiantion from December 12, 2023 on a monthly basis up to ten (10) times until October 12, 2024 (or such earlier date as determined by the Board) (the “Second Extension Amendment Proposal”).

Also at the Meeting, the Company’s shareholderss were presented with a proposal to ratify, by way of ordinary resolution, the selection by the Board’s Audit Committee of Marcum LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2023 (the “Auditor Ratification Proposal” and together with the Second Extension Amendment Proposal, the “Proposals”).

Set forth below are the final voting results for the Proposals. The approval of the Second Extension Amendment Proposal required tthe affirmative vote of at least two-thirds (2/3) of the shareholders entitled to vote, who attended and voted at the Meeting (including those who voted online).

The Second Extension Amendment Proposal was approved with the following vote from the holders of the Company’s Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”) and the Company’s Class B ordinary shares, par value $0.0001 per share (together with the Class A Ordinary Shares, the “Ordinary Shares”):

For	Against	Abstentions	Broker Non-Votes
7,913,584	202,841	0	0

The approval of the Auditor Ratification Proposal required the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares present in person (including shareholders who voted online) or represented by proxy at the Meeting and entitled to vote on such matter. The Auditor Ratification Proposal was approved with the following vote from the holders of the Ordinary Shares:

For	Against	Abstentions	Broker Non-Votes
7,913,584	202,841	0	0

A proposal to adjourn the Meeting to a later date was not presented because there were enough votes to approve the the Proposals.

In connection with the approval of the Second Extension Amendment Proposal, IX Acquisition Sponsor LLC (the “Sponsor”) agreed to contribute to the Company, as a loan (the “Contribution”), the lesser of (x) $50,000 or (y) $0.025 for each Class A Ordinary Share included as part of the units sold in the IPO (the “Public Shares”) that remains outstanding and was not redeemed for each calendar month (commencing on December 12, 2023 and on the 12th day of each subsequent month) until April 12, 2024, or portion thereof, that is needed to complete a Business Combination.

In connection with the vote to approve the Second Extension Amendment Proposal, the holders of 1,817,650 Public Shares properly exercised their right to redeem such shares for cash at a redemption price of approximately $10.99 per share, for an aggregate redemption amount of approximately $19.97 million. Consequently, the Contribution will be $50,000 per month needed for the Company to complete a Business Combination. The first Contribution was deposited into the Company’s U.S.-based trust account (the “Trust Account”) on December 12, 2023. In connection with each monthly extension in accordance with the First Extension, the Sponsor deposited $160,000 into the Trust Account every month from April to November 2023.

Item 8.01. Other Events.

On December 15, 2023, the Company issued a press release announcing the results of the Meeting, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are being filed herewith:

Exhibit No.	Description of Exhibits
3.1	Amendment to Memorandum and Articles of Association of the Company.
99.1	Press Release, dated December 15, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IX ACQUISITION CORP.

	By:	/s/ Noah Aptekar
		Name:	Noah Aptekar
		Title:	Chief Financial Officer and Chief Operating Officer

Dated: December 15, 2023